NeoPhotonics Reports Fourth Quarter and Fiscal Year 2019 Financial Results

•	Revenue of $103.4 million for the quarter, up 12% sequentially; up 13% year-over-year

•	Gross margins expanded 2 points over the prior quarter to 30% on a GAAP basis and 31% non-GAAP

SAN JOSE, Calif. - February 27, 2020 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications, today announced financial results for its fourth quarter and fiscal year ended December 31, 2019.
“Our strong revenue and gross margin expansion throughout the year was a result of our leadership in high speed products, serving the largest players in the industry in DCI and the transition of Cloud and hyper-scale data center networks to coherent technologies,” said Tim Jenks, Chairman and CEO of NeoPhotonics.
Fourth Quarter Summary

•	Revenue was $103.4 million, up 12% quarter-over-quarter and 13% year-over-year

•	Gross margin was 30.2%, up from 28.4% in the prior quarter

•	Non-GAAP Gross margin was 30.9%, up from 29.0% in the prior quarter

•	Diluted net income per share was $0.04, compared to $0.05 per share in the prior quarter

•	Non-GAAP diluted net income per share was $0.10, compared to $0.11 in the prior quarter

•	Cash generated from operations was $16 million, up from $9 million in the prior quarter

•	Adjusted EBITDA was $12.5 million, down from $14.2 million in the prior quarter

Non-GAAP results in the fourth quarter of 2019 exclude $3.2 million of stock-based compensation expense, $0.2 million of amortization of acquisition-related intangibles and $0.1 million of gain on sale of assets. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.
Annual Summary

•	Revenue in 2019 was $356.8 million, compared to $322.5 million in 2018

•	Gross margin was 24.9%, compared to 20.5% in 2018

•	Non-GAAP Gross margin was 27.3%, compared to 22.3% in 2018

•	Diluted net loss per share was $0.36, compared to $0.97 in 2018

•	Non-GAAP diluted net income per share was $0.01, compared to a net loss of $0.45 in 2018

•	Cash generated from operations was $34.7 million, compared to $19.6 million in 2018

•	Adjusted EBITDA was $32.7 million, compared to $14.2 million in 2018

Non-GAAP results in 2019 exclude $12.5 million of stock-based compensation expense, $5.8 million for inventory write-downs and accelerated depreciation, $1.5 million of divestiture costs, amortization of acquisition-related intangibles and restructuring charges, and $0.9 million of gain on sale of Russia assets. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.
As of December 31, 2019, cash and cash equivalents, short-term investments and restricted cash, together totaled $89.1 million, up $9.2 million compared to September 30, 2019 and up $12.4 million year-over-

year. Restricted cash as of December 31, 2019 was $11.0 million, approximately flat compared to September 30, 2019.
Outlook for the Quarter Ending March 31, 2020

	GAAP	Non-GAAP
Revenue	$83 to $90 million
Gross Margin	27% to 31%	28% to 32%
Operating Expenses	$25 to $26 million	$22 to $23 million
Earnings per share	$(0.05) to $0.05	$0.00 to $0.10
This outlook includes approximately $10 million of estimated coronavirus-related impacts to Q1 revenue reflecting reduced production in the quarter and added supply chain risks.
The non-GAAP outlook for the first quarter of 2020 excludes the expected impact of stock-based compensation expense of approximately $3.3 million, of which $0.6 million is estimated for cost of goods sold, and the impact of expected amortization of intangibles of approximately $0.2 million.
Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures
The Company’s non-GAAP and Adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.
Conference Call
The Company will host a conference call today, Thursday, February 27, 2020 at 4:30 P.M. Eastern Time (1:30 P.M. Pacific Time). The call will be available, live, to interested parties by dialing +800-367-2403. For international callers, please dial +1-334-777-6978. The Conference ID number is 1233987. Please dial into the conference call 5-10 minutes prior to the scheduled start time.
A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.
A replay of the webcast will be available in the Investor Relations section of the Company’s website approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics
NeoPhotonics is a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2015 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, and the Company’s market position. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; potential governmental trade actions; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; volatility in utilization of manufacturing operations and manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; potential impacts of the coronavirus outbreak; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2018. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Dec. 31, 2019	Dec. 31, 2018

ASSETS
Current assets:
Cash and cash equivalents	$70,467	$58,185
Short-term investments	7,638	7,481
Restricted cash	10,972	11,053
Accounts receivable, net	68,890	74,751
Inventories	46,930	52,159
Assets held for sale	—	2,971
Prepaid expenses and other current assets	25,851	26,605
Total current assets	230,748	233,205
Property, plant and equipment, net	81,133	100,090
Operating lease right-of-use assets	15,603	—
Purchased intangible assets, net	2,151	3,018
Goodwill	1,115	1,115
Other long-term assets	3,929	3,148
Total assets	$334,679	$340,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$58,554	$58,403
Notes payable and short-term borrowing	—	4,795
Current portion of long-term debt	3,044	2,897
Accrued and other current liabilities	47,481	50,288
Total current liabilities	109,079	116,383
Long-term debt, net of current portion	39,237	50,454
Operating lease liabilities, noncurrent	16,543	—
Other noncurrent liabilities	9,614	13,499
Total liabilities	174,473	180,336

Stockholders’ equity:
Common stock	121	116
Additional paid-in capital	582,504	564,722
Accumulated other comprehensive loss	(7,871)	(7,126)
Accumulated deficit	(414,548)	(397,472)
Total stockholders’ equity	160,206	160,240
Total liabilities and stockholders’ equity	$334,679	$340,576

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
Revenue	$103,356	$92,392	$91,104	$356,804	$322,540
Cost of goods sold (1)	72,154	66,193	68,518	267,991	256,367
Gross profit	31,202	26,199	22,586	88,813	66,173
Gross margin	30.2%	28.4%	24.8%	24.9%	20.5%
Operating expenses:
Research and development (1)	15,470	13,688	13,510	57,634	53,818
Sales and marketing (1)	4,030	3,832	4,362	16,088	16,728
General and administrative (1)	7,429	7,403	7,344	29,759	30,403
Amortization of purchased intangible assets	—	—	118	119	475
Asset sale related costs	9	12	83	397	427
Restructuring charges	—	3	1,349	261	3,135
Litigation settlement	—	—	2,195	—	2,645
Loss (gain) on asset sale	(86)	—	200	(903)	200
Total operating expenses	26,852	24,938	29,161	103,355	107,831
Income (loss) from operations	4,350	1,261	(6,575)	(14,542)	(41,658)
Interest income	83	95	97	376	397
Interest expense	(447)	(483)	(486)	(1,919)	(2,493)
Other income (expense), net	(1,810)	2,960	(445)	642	1,446
Total interest and other income (expense), net	(2,174)	2,572	(834)	(901)	(650)
Income (loss) before income taxes	2,176	3,833	(7,409)	(15,443)	(42,308)
Income tax benefit (provision)	(107)	(1,561)	680	(1,633)	(1,329)
Net income (loss)	$2,069	$2,272	$(6,729)	$(17,076)	$(43,637)
Basic net income (loss) per share	$0.04	$0.05	$(0.15)	$(0.36)	$(0.97)
Diluted net income (loss) per share	$0.04	$0.05	$(0.15)	$(0.36)	$(0.97)
Weighted average shares used to compute basic net income (loss) per share	48,358	47,666	46,150	47,304	45,144
Weighted average shares used to compute diluted net income (loss) per share	50,238	48,615	46,150	47,304	45,144

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$593	$441	$764	$2,244	$2,596
Research and development	755	715	952	3,138	3,570
Sales and marketing	559	575	737	2,411	3,248
General and administrative	1,255	1,220	1,162	4,663	4,728
Total stock-based compensation expense	$3,162	$2,951	$3,615	$12,456	$14,142

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
NON-GAAP GROSS PROFIT:
GAAP gross profit	$31,202	$26,199	$22,586	$88,813	$66,173
Stock-based compensation expense	593	441	764	2,244	2,596
Amortization of purchased intangible assets	184	185	184	737	756
Depreciation of acquisition-related fixed asset step-up	(66)	(66)	(75)	(264)	(288)
End-of-life related inventory write-down	—	—	2,565	3,553	2,565
Accelerated depreciation	—	—	—	2,265	—
Restructuring charges	—	—	—	—	168
Non-GAAP gross profit	$31,913	$26,759	$26,024	$97,348	$71,970
Non-GAAP gross margin as a % of revenue	30.9%	29.0%	28.6%	27.3%	22.3%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$26,852	$24,938	$29,161	$103,355	$107,831
Stock-based compensation expense	(2,569)	(2,510)	(2,851)	(10,212)	(11,546)
Amortization of purchased intangible assets	—	—	(118)	(119)	(475)
Depreciation of acquisition-related fixed asset step-up	(67)	(66)	(66)	(266)	(266)
Asset sale related costs	(9)	(12)	(83)	(397)	(427)
Restructuring charges	—	(3)	(1,349)	(261)	(3,135)
Litigation settlement	—	—	(2,195)	—	(2,645)
Loss (gain) on asset sale	86	—	(200)	903	(200)
Non-GAAP total operating expenses	$24,293	$22,347	$22,299	$93,003	$89,137
Non-GAAP total operating expenses as a % of revenue	23.5%	24.2%	24.5%	26.1%	27.6%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$4,350	$1,261	$(6,575)	$(14,542)	$(41,658)
Stock-based compensation expense	3,162	2,951	3,615	12,456	14,142
Amortization of purchased intangible assets	184	185	302	856	1,231
Depreciation of acquisition-related fixed asset step-up	1	—	(9)	2	(22)
Asset sale related costs	9	12	83	397	427
End-of-life related inventory write-down	—	—	2,565	3,553	2,565
Accelerated depreciation	—	—	—	2,265	—
Restructuring charges	—	3	1,349	261	3,303
Litigation settlement	—	—	2,195	—	2,645
Loss (gain) on asset sale	(86)	—	200	(903)	200
Non-GAAP income (loss) from operations	$7,620	$4,412	$3,725	$4,345	$(17,167)
Non-GAAP operating margin as a % of revenue	7.4%	4.8%	4.1%	1.2%	(5.3)%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$2,069	$2,272	$(6,729)	$(17,076)	$(43,637)
Stock-based compensation expense	3,162	2,951	3,615	12,456	14,142
Amortization of purchased intangible assets	184	185	302	856	1,231
Depreciation of acquisition-related fixed asset step-up	1	—	(9)	2	(22)
Asset sale related costs	9	12	83	397	427
End-of-life related inventory write-down	—	—	2,565	3,553	2,565
Accelerated depreciation	—	—	—	2,265	—
Restructuring charges	—	3	1,349	261	3,303
Litigation settlement	—	—	2,195	—	2,645
Loss (gain) on asset sale	(86)	—	200	(903)	200
Income tax effect of Non-GAAP adjustments	(82)	(14)	(1,153)	(1,368)	(1,375)
Non-GAAP net income (loss)	$5,257	$5,409	$2,418	$443	$(20,521)
Non-GAAP net income (loss) as a % of revenue	5.1%	5.9%	2.7%	0.1%	(6.4)%

ADJUSTED EBITDA:
GAAP net income (loss)	$2,069	$2,272	$(6,729)	$(17,076)	$(43,637)
Stock-based compensation expense	3,162	2,951	3,615	12,456	14,142
Amortization of purchased intangible assets	184	185	302	856	1,231
Depreciation of acquisition-related fixed asset step-up	1	—	(9)	2	(22)
Asset sale related costs	9	12	83	397	427
End-of-life related inventory write-down	—	—	2,565	3,553	2,565
Accelerated depreciation	—	—	—	2,265	—
Restructuring charges	—	3	1,349	261	3,303
Litigation settlement	—	—	2,195	—	2,645
Loss (gain) on asset sale	(86)	—	200	(903)	200
Interest expense, net	364	388	389	1,543	2,096
Income tax benefit (provision)	107	1,561	(680)	1,633	1,329
Depreciation expense	6,647	6,829	7,260	27,665	29,896
Adjusted EBITDA	$12,457	$14,201	$10,540	$32,652	$14,175
Adjusted EBITDA as a % of revenue	12.1%	15.4%	11.6%	9.2%	4.4%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$0.04	$0.05	$(0.15)	$(0.36)	$(0.97)
GAAP diluted net income (loss) per share	$0.04	$0.05	$(0.15)	$(0.36)	$(0.97)
Non-GAAP basic net income (loss) per share	$0.11	$0.11	$0.05	$0.01	$(0.45)
Non-GAAP diluted net income (loss) per share	$0.10	$0.11	$0.05	$0.01	$(0.45)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	48,358	47,666	46,150	47,304	45,144
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	50,238	48,615	46,150	47,304	45,144
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	52,277	50,051	49,334	50,631	45,144

©2020 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.
Contacts
NeoPhotonics Corporation
Beth Eby, Chief Financial Officer
+1-408-895-6086
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, Investor Relations
+1-617-542-6180
ir@neophotonics.com